UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2006

                     CHINA HOUSING & LAND DEVELOPMENT, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                   000-51429              20-1334845
  (State or Other Jurisdiction    (Commission File       (I.R.S. Employer
         of Incorporation)             Number)            Identification
                                                              Number)


                         6 Youyi Dong Lu, Han Yuan 4 Lou
                             Xi'An, Shaanxi Province
                                  China 710054
               (Address of principal executive offices) (zip code)

                                 86-029-82582632
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

      On August 21, 2006, China Housing & Land Development, Inc. (the "Company"), entered into securities purchase agreements with accredited investors and completed the sale of $812,500 of common stock of the Company ("Common Stock") and common stock purchase warrants (the "Warrants"). The securities sold were an aggregate of 250,000 shares of Common Stock and 75,000 Warrants. Each Warrant is exercisable for a period of three years at an exercise price of $3.60 per share. Pursuant to the terms of the Warrant, each investor has contractually agreed to restrict its ability to exercise the warrants to an amount which would not exceed the difference between the number of shares of common stock beneficially owned by the holder or issuable upon exercise of the warrant held by such holder and 9.9% of the outstanding shares of common stock of the Company. New York Global Securities, Inc. acted as the placement agent of the transaction.

      The Company is obligated to file a registration statement registering the resale of shares of the Company's Common Stock and those issuable upon exercise of the Warrants. If the registration statement is not filed within 45 days from the date of investment, or declared effective within 60 days thereafter (135 days if the registration statement receives a full review by the SEC), or if the registration is suspended other than as permitted in the registration rights agreement between the Company and the investors, the Company is obligated to pay the investors certain fees in the amount of 1% of the aggregate amount invested, per month, and the obligations may be deemed to be in default.

      In connection with the offering, the Company paid a placement fee of 10% of the proceeds in cash, together with non-accountable expenses in the amount of 3% of the proceeds, in cash. In addition, the placement agent was issued warrants to purchases 50,000 shares of common stock on the same terms and conditions as the investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits


Exhibit
Number      Description
----------------------------------------------------

10.1        Form of Placement Agent Agreement*
10.2        Form of Securities Purchase Agreement*
10.3        Form of Common Stock Purchase Warrant*
10.4        Form of Registration Rights Agreement*

* Previously filed with the Company's Current Report on Form 8-K, Date of Event:
June 28, 2006, and incorporated herein by reference.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHINA HOUSING & LAND DEVELOPMENT INC.


Dated: August 24, 2006                  By: /s/ Lu Pingji
                                           -------------------------------------
                                        Name:   Lu Pingji
                                        Title:  Chief Executive Officer




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